UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional materials

☐	Soliciting Material Pursuant to § 240.14a-12

SKECHERS U.S.A., INC.
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

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SKECHERS U.S.A., INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Stockholders to Be Held on Thursday, September 24, 2015

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Skechers U.S.A., Inc., a Delaware corporation, to be held at our corporate offices located at 330 South Sepulveda Boulevard, Manhattan Beach, California 90266 on Thursday, September 24, 2015 at 11:00 a.m. Pacific Time.

This Special Meeting is being held for the purpose of approving a proposal to further amend our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock that we may issue from 160 million shares to 575 million shares, consisting of 500 million shares of Class A Common Stock, and 75 million shares of Class B Common Stock, and to transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has set the close of business on September 1, 2015 as the record date for determining those stockholders who will be entitled to vote at the Special Meeting. The enclosed proxy statement and proxy card are being sent to each stockholder as of the record date.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on September 24, 2015: The proxy statement is available in the SEC Filings section of the investor relations page of our corporate information website at www.skx.com/investor.jsp.

You are cordially invited to attend the Special Meeting, and if you plan to attend the Special Meeting in person, you may find directions by going to the Special Meeting of Stockholders section of the Investor Relations page of our corporate information website at www.skx.com/investor.jsp. If you do not expect to attend, or if you plan to attend but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage-paid envelope. You may also vote electronically through the Internet or by telephone, as described in the accompanying materials. Returning a signed proxy card or voting electronically will not affect your right to vote in person in the event you find it convenient to attend. Please vote promptly to avoid the expense of additional proxy solicitation.

FOR THE BOARD OF DIRECTORS

Philip G. Paccione, Corporate Secretary

Dated: September     , 2015

Manhattan Beach, California

SKECHERS U.S.A., INC.

PROXY STATEMENT

For Special Meeting of Stockholders to be Held

September 24, 2015 at 11:00 a.m. Pacific Time

This proxy statement is delivered to you by Skechers U.S.A., Inc., a Delaware corporation (“we,” “us,” “our,” “our company” or “Skechers”), in connection with our Special Meeting of Stockholders to be held on September 24, 2015 at 11:00 a.m. Pacific Time at our corporate offices located at 330 South Sepulveda Boulevard, Manhattan Beach, California 90266 (the “Special Meeting”). The Special Meeting is being held for the purpose of approving a proposal to further amend our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock that we may issue from 160 million shares to 575 million shares, consisting of 500 million shares of Class A Common Stock, and 75 million shares of Class B Common Stock (the “Proposal”), and to transact such other business as may properly come before the meeting or any adjournments thereof. The Board of Directors of Skechers is soliciting proxies to be voted at the Special Meeting. The approximate mailing date for this proxy statement and the enclosed proxy is September     , 2015.

If your shares of Common Stock are registered directly in your name you are considered, with respect to those shares, the stockholder of record. Stockholders of record may vote in person at the Special Meeting or by proxy using the enclosed proxy card, by telephone or electronically through the Internet.

The deadline for stockholders of record to vote by telephone or electronically through the Internet is 11:59 p.m., Eastern Time, on September 23, 2015. Set forth below is a summary of the three voting methods which stockholders of record may utilize to submit their votes by proxy:

Vote by Telephone — 1-800-690-6903. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card (which contains your control number) in hand when you call, and follow the instructions provided.

Vote Electronically through the Internet — www.proxyvote.com. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card (which contains your control number) in hand when you access the Web site. Follow the instructions to obtain your records and to create an electronic voting instruction form. The Internet voting procedures comply with Delaware law.

Vote by Mail — Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided you.

We urge you to vote promptly using one of these methods to ensure your vote is counted.

If you vote by telephone or electronically through the Internet, you do not need to return your proxy card.

Please note that although there is no charge to you for voting by telephone or electronically through the Internet, there may be costs associated with electronic or telephonic access such as usage charges of Internet service providers and telephone companies. We do not cover these costs; they are solely your responsibility.

If your shares of Common Stock are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and you should have received these proxy materials from that organization rather than us. The organization holding your shares is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct the organization holding your shares on how to vote the shares held in your account using the voting instructions received from such organization. You may vote in person at the Special Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Special Meeting.

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted FOR the proposal. You may revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may revoke your proxy by submitting a later-dated proxy electronically through the Internet or by telephone, or another signed proxy (your latest telephone or Internet voting instructions are followed) or by submitting a signed written notice of revocation (stating that the proxy is revoked) with a later date to Philip Paccione, our Corporate Secretary, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute a revocation of your proxy. If your shares are held in street name and you want to change your vote, please contact your broker, bank or other nominee to find out how to do so. We will incur the cost of this solicitation of proxies that will be made by mail. In addition, our officers and other regularly engaged employees may, in a limited number of instances, solicit proxies personally or by telephone. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our Class A Common Stock and Class B Common Stock.

Holders of our Class A Common Stock and Class B Common Stock of record at the close of business on September 1, 2015 will be entitled to vote at the Special Meeting. There were 41,871,125 shares of Class A Common Stock and 9,095,486 shares of Class B Common Stock outstanding on that date. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes. The presence in person or by proxy of (i) holders of a majority of the combined voting interest of the outstanding shares of Class A Common Stock and Class B Common Stock and (ii) holders of a majority of the voting interest of the outstanding shares of Class B Common Stock is necessary to constitute a quorum for the Special Meeting. A quorum must be established to consider any matter.

The Proposal will be considered as having passed if it receives (i) the affirmative “for” vote of the holders of a majority of the combined voting interest of the outstanding shares of Class A Common Stock and Class B Common Stock and (ii) the affirmative “for” vote of the holders of a majority of the outstanding shares of Class B Common Stock entitled to vote on the Proposal at the Special Meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote your uninstructed shares on “routine” matters but cannot vote on “non-routine” matters. The Proposal is considered a “routine” matter under applicable rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on the Proposal, the organization that holds your shares will be able to vote your shares on the Proposal. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Accordingly, no broker non-votes will likely result from this proposal. A properly executed proxy marked “Abstain” with respect to the Proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. The Proposal will be determined by a majority of the votes present and entitled to vote as described in the preceding paragraph, and proxies marked “Abstain” as to the Proposal will have the same effect as a vote cast against the Proposal.

The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as banks and brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate copies of our proxy statement and annual report, please notify your bank or broker, direct your written request to Investor Relations, Skechers U.S.A., Inc., 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266, or contact our investor relations advisory firm, Addo Communications, by telephone at (310) 829-5400. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

By properly signing and returning the enclosed proxy card or by voting through the Internet or by telephone, you are giving the persons who are designated by the Board of Directors as proxies the authority to vote your shares in the manner that you indicate on your proxy card. The Board of Directors has designated David Weinberg and Morton Erlich to serve as proxies for the Special Meeting. If any other matters properly come before the Special Meeting or any postponement or adjournment of the meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters. The proxy confers discretionary authority to the persons designated in our proxy to vote with respect to all other matters that may come before the Special Meeting.

Our principal executive office is located at 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266.

PROPOSAL NO. 1

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK

Description of the Proposed Amendment

Our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) currently authorizes the issuance of up to 100 million shares of Class A Common Stock, $.001 par value per share (“Class A Common Stock”), 60 million shares of Class B Common Stock, $.001 par value per share (“Class B Common Stock”), and 10 million shares of Preferred Stock, $.001 par value per share (“Preferred Stock”).

On August 20, 2015, our Board of Directors adopted resolutions approving, subject to stockholder approval at the Special Meeting, an amendment (the “Amendment”) to the Certificate of Incorporation to increase the authorized number of shares of Class A Common Stock to 500 million shares and Class B Common Stock to 75 million shares. The Amendment would not affect the authorized number of shares of Preferred Stock. Currently, there are no shares of Preferred Stock issued and outstanding. The Board of Directors determined that the Amendment is advisable and in the best interests of Skechers and directed that the proposed Amendment be submitted for approval by stockholders at the Special Meeting. The full text of the Amendment to the Certificate of Incorporation is set forth in Appendix A to this Proxy Statement.

Purposes and Effects of the Proposed Amendment

Our Board of Directors has approved, subject to stockholder approval of the Amendment, a 3-for-1 stock split (the “Stock Split”) to be effected in the form of a stock dividend of two shares of Class A Common Stock for each outstanding share of Class A Common Stock and two shares of Class B Common Stock for each outstanding share of Class B Common Stock. If our stockholders approve the Amendment, the Amendment will become effective on the date that it is filed with the Secretary of State of the State of Delaware, which we intend to do as soon as practicable after the Special Meeting (and in any event prior to October 15, 2015), and we intend to make the stock dividend on October 15, 2015 to the stockholders of record as of the close of business on October 2, 2015.

Our Board of Directors is recommending the proposed increase in the authorized number of shares of Class A Common Stock and Class B Common Stock to provide adequate shares of Class A Common Stock for the Stock Split and to give Skechers the flexibility to issue shares of Class A Common Stock and Class B Common Stock for future corporate needs. As a general matter, the Board of Directors would be able to issue these additional shares of Common Stock in its discretion from time to time without further action or approval of our stockholders, subject to and as limited by any rules or listing requirements of the New York Stock Exchange or of any other applicable rules or regulations.

The Stock Split. The trading price of our Class A Common Stock has risen significantly over the past several years. Our Board of Directors regularly evaluates the effect of the trading price of our Class A Common Stock on the liquidity and marketability of our Class A Common Stock and believes the considerable price appreciation has made our Class A Common Stock less affordable and, therefore, attractive to fewer investors. The closing market price of our Class A Common Stock on August 26, 2015 was $137.29 as reported on the New York Stock Exchange. The Board of Directors believes that effecting the Stock Split would make our shares more affordable and attractive to a broader group of potential investors, increase liquidity in the trading of our Class A Common Stock and increase the attractiveness of our employee equity awards. The Board of Directors believes it is in our best interests to increase the number of authorized shares of Class A Common Stock and Class B Common Stock to accommodate the Stock Split.

Effects of the Stock Split. Following the payment date of the Stock Split, each stockholder will own three times the number shares of our Class A Common Stock and Class B Common Stock such stockholder held prior to the effective date. However, the Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership of our Class A Common Stock or Class B Common Stock. Proportionate voting rights and other rights and preferences of the holders of our Class A Common Stock and Class B Common Stock will not be affected by the Stock Split. The number of stockholders of record will also not be affected by the Stock Split. The Stock Split will also proportionately increase the number of shares of Class A Common Stock available for issuance under our equity compensation plans.

Assuming the proposed Amendment is adopted and we effect the Stock Split, based on the shares of Class A Common Stock and Class B Common Stock outstanding as of September 1, 2015, the following number of shares of Class A Common Stock and Class B Common Stock would be authorized, outstanding and available for future issuance after the Stock Split:

	Shares of Class A Common Stock as of September 1, 2015
	Pre-Amendment & Pre-Stock Split	Post-Amendment & Post-Stock Split
Class A Common Stock authorized	100,000,000	500,000,000

Class A Common Stock outstanding	41,871,125	125,613,375
Class A Common Stock available for future grant:
2007 Incentive Award Plan	3,702,881	11,108,643
2008 Employee Stock Purchase Plan	1,911,394	5,734,182
Class A Common Stock reserved for issuance upon conversion of Class B Common Stock (1-for-1 basis)	9,095,486	27,286,458

Total Class A Common Stock authorized and available for issuance(1)	43,419,114	330,257,342

(1)	Assumes all of the shares of Class A Common Stock available for grant pursuant to our equity compensation plans are in fact issued.

	Shares of Class B Common Stock as of September 1, 2015
	Pre-Amendment & Pre-Stock Split	Post-Amendment & Post-Stock Split
Class B Common Stock authorized	60,000,000	75,000,000

Class B Common Stock outstanding	9,095,486	27,286,458

Total Class B Common Stock authorized and available for issuance	50,904,514	47,713,542

Accounting Consequences of Stock Split. The par value per share of our Class A Common Stock and Class B Common Stock will remain unchanged at $0.001 per share after the Stock Split. As a result, on the payment date of the Stock Split, the stated capital on our consolidated balance sheet attributable to Class A Common Stock and Class B Common Stock will be increased proportionately and the additional paid-in-capital account will be decreased by the amount by which the stated capital is increased. Per share net income or loss will be decreased for current and prior periods because there will be additional shares of our Class A Common Stock and Class B Common Stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Stock Split.

Reservation of Right to Abandon Stock Split. We reserve the right to not file the Amendment and to abandon the Stock Split without further action by our stockholders at any time before the effectiveness of the filing of the Amendment with the Secretary of State of the State of Delaware, even if the authority to effect the Amendment is approved by our stockholders at the Special Meeting. By voting in favor of the Amendment, you are expressly also authorizing our Board of Directors to delay, not proceed with, and abandon, the proposed Amendment and the Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders. The Stock Split is contingent upon the approval of the Amendment.

Other Purposes. After completion of the Stock Split, the remaining newly authorized shares of Class A Common Stock and Class B Common Stock would be issuable for any proper corporate purpose, including future acquisitions, capital-raising or financing transactions involving Class A Common Stock, Class B Common Stock, convertible securities or other equity securities, stock splits, stock dividends and current or future equity compensation plans. Our Board of Directors believes that these additional shares will provide Skechers with needed flexibility to issue shares in the future without the potential expense or delay incident to obtaining stockholder approval for any particular issuance. We may issue the additional shares, together with currently authorized but unused and unreserved shares, at such time, to such persons and for such consideration as the Board of Directors may determine to be in our best interests without further stockholder approval, except as otherwise required by law or stock exchange rules. Except for shares of Class A Common Stock available for grant pursuant to our equity compensation plans, shares of Class A Common Stock reserved for issuance upon conversion of Class B Common Stock, and shares of Class A Common Stock and Class B Common Stock to be issued to effect the Stock Split, Skechers does not currently have any other plans, agreements, commitments, or understandings with respect to the issuance of the additional shares (or the currently authorized but unissued shares) of Class A Common Stock and Class B Common Stock, nor does Skechers currently have any plans, arrangements, commitments or understandings with respect to the issuance of any shares of Preferred Stock.

Rights of Additional Authorized Shares of Class A Common Stock and Class B Common Stock

Any additional authorized shares of Class A Common Stock and Class B Common Stock, if and when issued, would be part of our existing classes of Class A Common Stock and Class B Common Stock, and would have the same rights and privileges as the currently outstanding shares of Class A Common Stock and Class B Common Stock, respectively. The holders of Class A Common Stock and Class B Common Stock are not entitled to preemptive rights or cumulative voting.

Potential Effects of Future Issuances

The Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership of our Class A Common Stock or Class B Common Stock. However, other future issuances of shares of Class A Common Stock and Class B Common Stock or securities convertible into shares of Class A Common Stock could have a dilutive effect on Skechers’ earnings per share, book value per share and the voting power and interest of current stockholders. While we do not intend the Amendment to deter or to prevent a change in control, we could use the additional shares of Class A Common Stock and Class B Common Stock (as we could use the currently authorized but unissued shares of our stock) to hinder persons seeking to acquire or take control of our company or to dilute voting power of the outstanding shares. We are not aware of any efforts to obtain control of our company and we have not made this proposal in response to any such efforts.

The Board of Directors recommends a vote FOR the Amendment to the Amended and

Restated Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Class A Common Stock and Class B Common Stock as of August 26, 2015 by (i) each of our directors, (ii) each of our Named Executive Officers, (iii) each person that we know to be a beneficial owner of more than 5% of either class of our Common Stock and (iv) all of our directors and executive officers as a group.

Each stockholder’s percentage of ownership in the following table is based upon 41,871,125 shares of Class A Common Stock and 9,095,486 shares of Class B Common Stock outstanding as of August 26, 2015. Our Class B Common Stock is convertible at any time into shares of Class A Common Stock on a one-for-one basis. Beneficial ownership is determined in accordance with SEC rules and regulations. In computing the number of shares of our Class A Common Stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of Class A Common Stock underlying notes, options or shares of Class B Common Stock held by that person that are convertible or exercisable, as the case may be, within 60 days of August 26, 2015 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares of Class A Common Stock and Class B Common Stock set forth opposite such person’s name. Unless otherwise indicated in the footnotes below, the address of each beneficial owner listed below is c/o Skechers U.S.A., Inc., 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266.

Name of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned		Percentage of Class A Common Stock Beneficially Owned	Number of Shares of Class B Common Stock Beneficially Owned		Percentage of Class B Common Stock Beneficially Owned
5% stockholders:
FMR LLC	6,201,296	(1)	14.8%	—		—
BlackRock, Inc.	3,967,067	(2)	9.5	—		—
The Vanguard Group, Inc.	3,868,972	(3)	9.2	—		—
Dimensional Fund Advisors LP	3,134,676	(4)	7.5	—		—
Gil Schwartzberg	3,387,494	(5)	7.5	3,387,494	(6)	37.2%
Named Executive Officers and directors:
Robert Greenberg	4,218,867	(7)	9.2%	4,144,636	(8)	45.6%
Michael Greenberg	594,472	(9)	1.4	340,341	(10)	3.7
Jeffrey Greenberg	795,629	(11)	1.9	524,664	(12)	5.8
David Weinberg	132,483	(13)	*	—		—
Mark Nason	26,109		*	—		—
Philip Paccione	27,793		*	—		—
Morton Erlich	11,000	(14)	*	—		—
Geyer Kosinski	6,000		*	—		—
Richard Rappaport	9,000		*	—		—
Richard Siskind	67,333		*	—		—
Thomas Walsh	4,000		*	—		—
All current directors and executive officers as a group (11 persons)	5,892,686		12.6%	5,009,641		55.1%

*	Less than 1.0%
(1)

Information is based on a Schedule 13G filed with the SEC on February 13, 2015 and represents the number of shares beneficially owned as of December 31, 2014. Each of Fidelity Management & Research Company (“FMR Co”), Pyramis Global Advisors Trust Company and Pyramis Global Advisors, LLC beneficially owns shares of Class A Common Stock, with FMR Co beneficially owning 5% or more of the outstanding shares of Class A Common Stock. Edward C. Johnson 3d is a Director and the Chairman of FMR LLC, and Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. Neither FMR LLC nor Mr. Johnson nor Ms. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company

Act (“Fidelity Funds”) advised by FMR Co, a wholly owned subsidiary of FMR LLC, which power resides with the funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal business office of FMR LLC is located at 245 Summer Street, Boston, Massachusetts 02210.

(2)

Information is based on a Schedule 13G filed with the SEC on January 15, 2015 and represents the number of shares beneficially owned as of December 31, 2014. BlackRock, Inc. (“BlackRock”) has sole voting power with respect to 3,862,460 shares and sole dispositive power with respect to 3,967,067 shares held by the following subsidiaries: BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Asset Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC and BlackRock Japan Co Ltd, with BlackRock Fund Advisors beneficially owning 5% or more of the outstanding shares of Class A Common Stock. The principal business office of BlackRock is located at 55 East 52nd Street, New York, New York 10022.

(3)

Information is based on a Schedule 13G filed with the SEC on February 11, 2015 and represents the number of shares beneficially owned as of December 31, 2014. The Vanguard Group, Inc. (“Vanguard”) has sole voting power with respect to 53,962 shares, of which 50,462 shares are held by its wholly-owned subsidiary, Vanguard Fiduciary Trust Company, for which Vanguard serves as investment manager of collective trust accounts, and 3,500 shares are held by its wholly-owned subsidiary, Vanguard Investments Australia, Ltd., for which Vanguard serves as investment manager of Australian investment offerings. Vanguard has sole dispositive power with respect to 3,818,510 shares and shared dispositive power with respect to 50,462 shares. The principal business office of Vanguard is located at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)

Information is based on a Schedule 13G filed with the SEC on February 5, 2015 and represents the number of shares beneficially owned as of December 31, 2014. Dimensional Fund Advisors LP (“Dimensional”), in its capacity as an investment advisor under the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (collectively, the “Funds”). Dimensional has sole voting power with respect to 3,075,775 shares owned by the Funds and sole dispositive power with respect to 3,134,676 shares owned by the Funds. The principal business office of Dimensional is located at Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(5)

Represents shares of Class B Common Stock that are convertible at any time into shares of Class A Common Stock on a one-for-one basis. Beneficial ownership of these shares is described in greater detail in note 6 below.

(6)

Represents 537,952 shares of Class B Common Stock held by the Robert Y. Greenberg 2012 Annuity Trust, 537,952 shares of Class B Common Stock held by the M. Susan Greenberg 2012 Annuity Trust, 1,155,795 shares of Class B Common Stock held by the Robert Y. Greenberg 2014 Annuity Trust, 1,115,795 shares of Class B Common Stock held by the M. Susan Greenberg 2014 Annuity Trust. Gil Schwartzberg may be deemed to beneficially own these shares as sole trustee of the trusts, and Mr. Schwartzberg has sole voting power and sole dispositive power with respect to the shares held by these trusts. Mr. Schwartzberg disclaims beneficial ownership of any of these shares except to the extent of his pecuniary interest therein. The principal business office of Mr. Schwartzberg is located at 269 S. Beverly Drive, Suite 1315, Beverly Hills, California 90212.

(7)

Includes 4,144,636 shares of Class B Common Stock that are convertible at any time into shares of Class A Common Stock on a one-for-one basis. Beneficial ownership of these shares is described in greater detail in note 8 below.

(8)

Represents shares of Class B Common Stock held by the Greenberg Family Trust (the “Trust”) that Robert Greenberg, our Chief Executive Officer and Chairman of the Board, is deemed to beneficially own as a trustee of the Trust. His wife, Susan Greenberg, is also a trustee of the Trust and is also deemed to beneficially own all shares held by the Trust.

(9)

Includes 340,341 shares of Class B Common Stock that are convertible at any time into shares of Class A Common Stock on a one-for-one basis, and 50,238 shares of Class A Common Stock beneficially owned by Michael Greenberg, our President and a member of our Board of Directors, indirectly through his children.

Mr. Greenberg disclaims beneficial ownership of these 50,238 shares except to the extent of his pecuniary interest therein. Beneficial ownership of the 340,341 shares of Class B Common Stock is described in greater detail in note 10 below.

(10)

Represents 289,041 shares of Class B Common Stock held by the Michael and Wendy Greenberg Family Trust that Michael Greenberg is deemed to beneficially own as trustee of such trust, and 51,300 shares of Class B Common Stock held in various trust accounts for Mr. Greenberg’s minor children and of which a third party acts as trustee. Mr. Greenberg disclaims beneficial ownership of these 51,300 shares except to the extent of his pecuniary interest therein.

(11)

Includes 524,664 shares of Class B Common Stock that are convertible at any time into shares of Class A Common Stock on a one-for-one basis, and 101,124 shares of Class A Common Stock held in various trust accounts for Mr. Greenberg’s two daughters who are minors and of which Mr. Greenberg is deemed to beneficially own as trustee of such trusts. Beneficial ownership of the 524,664 shares of Class B Common Stock is described in greater detail in note 12 below.

(12)

Represents 329,944 shares of Class B Common Stock held by the Jeffrey and Lori Greenberg Family Trust that Jeffrey Greenberg, a member of our Board of Directors, is deemed to beneficially own as trustee of such trust, and an additional 1,448 shares of Class B Common Stock held by the Jeffrey and Lori Greenberg Family Trust that are his wife’s separate property. Also, represents 174,988 shares of Class B Common Stock held in various trust accounts for Mr. Greenberg’s two daughters who are minors and of which Mr. Greenberg is deemed to beneficially own as he or his wife is trustee of such trusts, and 10,792 shares of Class B Common Stock held by the Chloe July Greenberg custodial account and 7,492 shares of Class B Common Stock held by the Catherine Elle Greenberg custodial account, for which one of his siblings acts as custodian. These custodial accounts are for the benefit of Mr. Greenberg’s two daughters who are minors, and he disclaims beneficial ownership of the 18,284 shares held in the two custodial accounts and the 1,448 shares that are his wife’s separate property, except to the extent of his pecuniary interest therein.

(13)

Includes 87,031 shares of Class A Common Stock that David Weinberg, our Chief Operating Officer, Chief Financial Officer, Executive Vice President and a member of our Board of Directors, is deemed to beneficially own as sole trustee of The David Weinberg Trust dated September 7, 2000.

(14)	Includes 6,500 shares of Class A Common Stock held by The Erlich Family Trust that Morton Erlich, a member of our Board of Directors, is deemed to beneficially own as a trustee of such trust.

NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Stockholder proposals intended to be presented at our next Annual Meeting of Stockholders to be held in 2016 must be received at our principal executive offices no later than January 1, 2016 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in our proxy materials. Stockholders who wish to submit a proposal for consideration at our 2016 Annual Meeting of Stockholders, but who do not wish to submit a proposal for inclusion in our proxy statement, must, in accordance with our bylaws, deliver a copy of their proposal no later than March 22, 2016, the close of business on the 60th day, nor earlier than February 21, 2016, the close of business on the 90th day in advance of the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. In either case, proposals should be sent by certified or registered mail, return receipt requested, to Skechers U.S.A., Inc., 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266, Attention: General Counsel.

OTHER BUSINESS

Our Board of Directors does not know of any other matter to be acted upon at the meeting. However, if any other matter shall properly come before the meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Philip G. Paccione, Corporate Secretary

Dated: September     , 2015

Manhattan Beach, California

APPENDIX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Skechers U.S.A., Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That Article IV, Section 1 of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be Five Hundred Eighty-Five Million (585,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Five Hundred Seventy-Five Million (575,000,000) shares of Common Stock, consisting of 500 Million (500,000,000) shares of Class A Common Stock, $.001 par value per share (the “Class A Common Stock”), and Seventy-Five Million (75,000,000) shares of Class B Common Stock, $.001 par value per share (the “Class B Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $.001 par value per share.

SECOND: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 24th day of September, 2015.

By:

Name:	David Weinberg

Title:	Chief Operating Officer and Chief Financial Officer

A-1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
SKECHERS U.S.A., INC.
228 MANHATTAN BEACH BLVD. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
MANHATTAN BEACH, CA 90266 ATTN: TED WEITZMAN If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
The Board of Directors recommends you
vote FOR the following proposal: For Against Abstain
1. Amendment to our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Class A and Class B Common Stock. 0 0 0
NOTE: Each of the person’s named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the special Meeting of Stockholders, or any adjournments thereof.
For address change/comments, mark here. 0
(see reverse for instructions) Yes No
Please indicate if you plan to attend this meeting 0 0
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date
0000255298_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.
SKECHERS U.S.A., INC. Special Meeting of Stockholders Thursday, September 24, 2015 at 11:00 AM
This proxy is solicited by the Board of Directors
The undersigned stockholder(s) of Skechers U.S.A., Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 10, 2015, and hereby appoints David Weinberg and Morton Erlich and each of them, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of Skechers U.S.A., Inc. to be held at our corporate offices located at 330 South Sepulveda Boulevard, Manhattan Beach, California 90266, on Thursday, September 24, 2015, at 11:00 a.m. Pacific time, and at any adjournments thereof, upon the matters as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. Directions to the Special Meeting may be found by going to the special meeting section of the investor relations page of our corporate information website at www.skx.com/investor.jsp.
THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.
Address change/comments:
(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side
0000255298_2 R1.0.0.51160